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                                                                 EXHIBIT 10.96

                                PROMISSORY NOTE
                                  SECURED LOAN

$420,000.00                                                San Mateo, California
                                                                November 5, 1998


          FOR VALUE RECEIVED, Cornelius J. O'Shea and the Cornelius J. O'Shea Living Trust ("Borrower"), promise to pay to the order of Pan American Bank, its successors and assigns (the "Lender") at 1300 S. El Camino Real, Suite 320, San Mateo, California 94402 or at such other place as might be designated in writing by the Lender, the principal sum of Four Hundred Twenty Thousand Dollars ($420,000.00) or so much thereof as has been disbursed by the Lender and remains unpaid, together with interest thereon at nine and one quarter percent (9.25%) per annum.

          This Note is issued by the Borrower and accepted by the Lender pursuant to a Loan and Stock Pledge Agreement between the Borrower, BPN Corporation and the Lender, dated as of November 5, 1998 (the "Loan Agreement") and evidences the Loan ("Loan") described in the Loan Agreement.

          Principal and interest on this Note will be payable as follows: A principal payment of $70,000.00, payable as set forth in the Loan Agreement, will be made immediately following funding of the Loan. An initial payment of $11,170.67, plus the amount of any accrued interest on the outstanding principal balance of the Note from the date of funding of the Loan through November 30, 1998 shall be due on December 31, 1998. Thereafter, principal and interest will be due in equal installments of $11,170.67 due on the last day of each month and with the last payment due on December 31, 2001, at which time any remaining unpaid balance and accrued but unpaid interest shall be due.

          The Borrower will have the right at any regular payment date to prepay the unpaid principal balance of this Note, in whole or in part, without penalty. In the event of such a prepayment, Lender shall recalculate the future payments due hereunder to reflect the amortization of the remaining principal, and accrued interest, in equal monthly installments over the remaining term of the Note.

          The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights under this Note, the Loan Documents (as defined in the Loan Agreement) or otherwise relating to the indebtedness hereby evidenced, the Borrower will pay the Lender's reasonable attorneys' fees, all court costs and all other expenses incurred by the Lender in connection therewith. The Lender may collect a late charge equal

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to five percent (5.0%) of each monthly payment which is not received by the
Lender within five (5) days after the maturity date of each installment. Such late charge represents the estimate of reasonable compensation for the loss which will be sustained by the Lender arising from the Borrower's failure to make timely payments and may be collected without prejudice to the rights of the Lender to collect any other amounts arising from the Borrower's default in payment or to accelerate the maturity of the indebtedness hereby evidenced. In addition to the foregoing late charge, at the option of the Lender, after the occurrence of any Event of Default (as defined in the Loan Agreement), the unpaid balance of this Note will bear interest at fourteen percent (14.0%) per annum and such interest which has accrued will be paid at the time of and as a condition precedent to curing any Event of Default. During the existence of any default, the Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing payment of this indebtedness as the Lender determines from time to time.

          Payment of the indebtedness hereby evidenced is secured by certain security interests described in the Loan Documents. On the breach by the Borrower of any provision of this Note, or the occurrence of any other Event of Default under any one or more of the Loan Documents or any other instrument now or hereafter evidencing or securing payment of the indebtedness hereby evidenced, and the continuation of such Event of Default beyond any applicable cure period, at the option of the Lender, the entire indebtedness evidenced by this Note will become immediately due, payable and collectible then or thereafter as the Lender might elect, regardless of the date of maturity of this Note. Failure by the Lender to exercise such option will not constitute a waiver of the right to exercise the same on the occurrence of any subsequent Event of Default.

          The makers, endorsers, sureties, guarantors and all other persons who might become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Such parties consent to any extension of time (whether one or more) of payment hereof, release of all or any part of the collateral securing payment hereof or release of any party liable for the payment of this obligation. Any such extension or release may be made without notice to any such party and without discharging such party's liability hereunder. If more than one maker executes this Note, the liability of each of the undersigned is and shall be joint and several.

          The lending transaction contemplated by this Note and the Loan Documents has been negotiated, consummated and is to be performed in the State of California. This Note and the other Loan Documents described herein shall be governed by, and construed and enforced in accordance with the substantive law of the State of California. Any action or proceeding arising in connection with this Note and the Loan Documents shall be brought in a federal or state court within Los Angeles County, California, and the Borrower hereby consents to the jurisdiction of any federal or state court within the State of California and located in State of California and located in Los Angeles County, California. The Borrower irrevocably and unconditionally submits to the jurisdiction (both subject matter and personal) of each such court and irrevocably and unconditionally waives (1) any objection that the Borrower might now or hereafter have to the venue in any such court; and (2) any claim that

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any action or proceeding brought in any such court has been brought in an inconvenient forum. Notwithstanding the foregoing, the Lender may, in its sole and absolute discretion, initiate proceedings in the courts of any other jurisdiction in which the Borrower may be found or in which its assets may be located.

          THE BORROWER HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS NOTE, ANY OF THE LOAN DOCUMENTS OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWERS AND LENDER OR ANY OF THEM WITH RESPECT TO THIS NOTE, THE LOAN AGREEMENT, THE LOAN DOCUMENTS, OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE BORROWER AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS NOTE WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE BORROWER TO THE WAIVER OF THE RIGHT TO TRIAL BY JURY.

          IN WITNESS WHEREOF, the Borrower has executed this instrument effective the date first above written.

Borrower:                /s/ Cornelius J. O'Shea
                         ________________________
                         Cornelius J. O'Shea


                         THE CORNELIUS J. O'SHEA LIVING TRUST

                                 /s/ Cornelius J. O'Shea
                              By:____________________________
                                    Cornelius J. O'Shea, Trustee

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